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                                                                    EXHIBIT 10.3

                                SUPPLEMENT NO. 1
               TO THE FIRST AMENDED AND RESTATED CREDIT AGREEMENT

        This SUPPLEMENT NO. 1 dated as of June 28, 2002 (this "Supplement") to the First Amended and Restated Credit Agreement dated as of December 22, 2000 (the "Credit Agreement"), is entered into by and between Liberty Livewire Corporation, a Delaware Corporation ("Borrower"), and Liberty Media Corporation, a Delaware corporation ("Lender"). Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement.

                                    RECITALS

        A. Section 2.01(d) of the Credit Agreement provides that Lender may, in its sole and absolute discretion, elect to increase the amount available for borrowing under the Credit Agreement, up to a maximum of $100,000,000, subject to the consent of Borrower to such increase and any applicable limitations in the Senior Credit Agreement, and also provides that if Lender, in its sole and absolute discretion, elects to increase the amount available for borrowing pursuant to Section 2.01(d), the aggregate amount of such increased availability, the permitted uses thereof and any conditions or restrictions on borrowing relating thereto (in addition to the conditions in Section 4.02 of the Credit Agreement) shall be set forth in a supplement to the Credit Agreement, in such form as Lender and Borrower shall mutually agree, and any such supplement shall form a part of the Credit Agreement for all purposes thereof.

        B. Lender, in its sole and absolute discretion, desires to increase the amount available for borrowing under the Credit Agreement by the amount of $6,500,000, and Borrower desires to consent to such increase.

        C. Pursuant to the letter dated as of June 28, 2002 to Borrower from the Bank of America, N.A., as administrative agent, and the lenders under the Senior Credit Agreement, Lender and Borrower may amend Section 8 of the Credit Agreement to modify the conversion rights set forth therein with respect to an additional $25,000,000 of borrowings under the Credit Agreement.

        D. Lender and Borrower desire to amend Section 8 of the Credit Agreement to modify the conversion rights set forth therein with respect to loans under the increased availability provided for in this Supplement.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

        1. Subject to the terms and conditions set forth in the Credit Agreement, as supplemented and amended by this Supplement, Lender agrees to make a Loan to Borrower under the Credit Agreement, as supplemented and amended by this Supplement, in the amount of $6,500,000 (the "New Loan") for the purpose of purchasing capital assets. To facilitate the New


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Loan, Lender elects to increase the amount available for borrowing under the
Credit Agreement by $6,500,000, and Borrower consents to such increase.

        2. In the event of conversion of the New Loan pursuant to Section 8 of the Credit Agreement, the Conversion Price will be $3.50 per share of Class B Common Stock, as adjusted pursuant to Section 8 of the Credit Agreement.

        IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be executed as of the date first above written.



                                            LIBERTY LIVEWIRE CORPORATION

                                            By:    /s/ William E. Niles
                                               ---------------------------------
                                            Name: William E. Niles

                                            Title: Executive Vice President



                                            LIBERTY MEDIA CORPORATION

                                            By:    /s/ Elizabeth M. Markowski
                                               ---------------------------------
                                            Name: Elizabeth M. Markowski

                                            Title: Senior Vice President


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                                 PROMISSORY NOTE

$6,500,000
                                                                   June 28, 2002

        FOR VALUE RECEIVED, the undersigned ("Borrower") hereby promises to pay to the order of Liberty Media Corporation, its successors and assigns (the "Lender"), on the Maturity Date (as defined in the Credit Agreement referred to below) the principal amount of SIX MILLION FIVE HUNDRED DOLLARS ($6,500,000), plus interest thereon as provided in the Credit Agreement.

        Borrower promises to pay interest on the unpaid principal amount of this Note from the date of this Note until such principal amount is paid in full, at such interest rates, and payable at such times and in such manner as are specified in the Credit Agreement. Borrower also agrees that the principal amount of, and any accrued unpaid interest on, this Note shall be convertible into shares of Borrower's Class B Common Stock at any time and from time to time at the option of the Lender in accordance with and pursuant to the Credit Agreement.

        All payments of principal and interest hereunder shall be made to the Lender in United States dollars in immediately available funds at the Lender's address or by wire transfer of immediately available funds per the Lender's instructions, or as otherwise provided for in the Credit Agreement.

        If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate or rates set forth in the Credit Agreement.

        This Note is one of the "Notes" referred to in that certain First Amended and Restated Credit Agreement dated as of December 22, 2000, between Borrower and the Lender, as supplemented and amended by the Supplement No. 1 dated as of June 28, 2002 (as extended, renewed, restated or further amended from time to time, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined are used as defined in the Credit Agreement. Reference is hereby made to the Credit Agreement for provisions regarding payment, events of default, the rights of Lender upon the occurrence of any event of default (including the right to accelerate the maturity hereof upon the occurrence of any such events), and certain limitations on such rights and the other rights of Borrower hereunder pursuant to the subordination provisions set forth therein and in the Subordination Agreement referred to therein.

        The Borrower shall promptly use the proceeds of equity contributions by the Lender or any of its Affiliates (other than Borrower and its Subsidiaries) made to Borrower after the date of this Note in the form of cash or cash equivalents (it being understood that marketable securities shall be deemed as cash equivalents) to prepay this Note.

        Borrower, for itself, its successor and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and nonpayment of this Note, AND


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HEREBY WAIVES ANY AND ALL RIGHTS TO A JURY TRAIL WITH RESPECT TO ANY CLAIM,
DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER.

        Borrower agrees to pay all collection expenses, court costs and Attorney Costs, as defined in the Credit Agreement, (whether or not litigation is commenced) of Lender which may be incurred in connection with the collection or enforcement of this Note.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                            LIBERTY LIVEWIRE CORPORATION

                                            By:    /s/ William E. Niles
                                               ---------------------------------
                                            Name: William E. Niles

                                            Title: Executive Vice President


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